POWER OF ATTORNEY
                                -----------------

      The undersigned Director of the North American Government Bond Fund, Inc. (the "Fund"), a Maryland Corporation, hereby constitutes and appoints Carl Frischling, John F. Splain and Edward J. Veilleux, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2007.


                                        /s/ Louis E. Levy
                                        ----------------------------------------
                                        Louis E. Levy

                                POWER OF ATTORNEY
                                -----------------

      The undersigned Director of the North American Government Bond Fund, Inc. (the "Fund"), a Maryland Corporation, hereby constitutes and appoints Carl Frischling, John F. Splain and Edward J. Veilleux, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2007.


                                        /s/ W. Murray Jacques
                                        ----------------------------------------
                                        W. Murray Jacques

                                POWER OF ATTORNEY
                                -----------------

      The undersigned Director of the North American Government Bond Fund, Inc. (the "Fund"), a Maryland Corporation, hereby constitutes and appoints Carl Frischling, John F. Splain and Edward J. Veilleux, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2007.


                                        /s/ Edward A. Kuczmarski
                                        ----------------------------------------
                                        Edward A. Kuczmarski

                                POWER OF ATTORNEY
                                -----------------

      The undersigned Director of the North American Government Bond Fund, Inc. (the "Fund"), a Maryland Corporation, hereby constitutes and appoints Carl Frischling, John F. Splain and Edward J. Veilleux, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2007.


                                        /s/ R. Alan Medaugh
                                        ----------------------------------------
                                        R. Alan Medaugh